Exhibit 10.1

Gran Tierra Energy Inc. is soliciting consents pursuant to this Consent Letter only in jurisdictions where such solicitation is permitted. This Consent Letter is not a solicitation in any circumstances under which the solicitation is unlawful.

CONSENT LETTER
of
GRAN TIERRA ENERGY INC.

Solicitation of Consents and Waivers Relating to
Registration Rights Agreements June 16, June 20 and June 30, 2006 among Gran Tierra Energy Inc. and certain parties

Pursuant to the Consent Solicitation Request Letter dated May 29, 2007

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., MOUNTAIN TIME, ON JUNE 27, 2007 (SUCH TIME AND DATE AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”). CONSENTS MAY ONLY BE REVOKED UNDER THE CIRCUMSTANCES DESCRIBED IN THE CONSENT SOLICITATION REQUEST LETTER AND THIS CONSENT LETTER.

Delivery of this Consent Letter to an address other than as set forth on the last page of this Consent Letter, or transmission of instructions via a fax number other than as set forth on the last page of this Consent Letter, will not constitute a valid delivery.

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Company’s Consent Solicitation Request Letter, dated May 29, 2007 (the “Consent Solicitation Letter”).

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

This Consent Letter is to be used by the signatories of four Registration Rights Agreements dated June 16, June 20 and June 30, 2006 (the “Registration Rights Agreements”) between Gran Tierra Energy Inc. (“Gran Tierra”) and the holders (the “Holders”) of outstanding shares of common stock (the “Shares”) and warrants (the “Warrants”) to purchase common stock (the “Units”) of Gran Tierra purchased pursuant to an offering by Gran Tierra in June 2006. Valid deliveries of Consents must be delivered to:

Brian Suzuki
Cooley Godward Kronish LLP
Five Palo Alto Square • 3000 El Camino Real
Palo Alto, CA 94306-2155

or alternatively, this Consent can be faxed to Brian Suzuki at (650) 849-7400, or e-mailed in PDF format to Mr. Suzuki at bsuzuki@cooley.com on or before the Expiration Time. Only registered owners of the Units or their duly designated proxies, are eligible to consent to waive accrued monetary liquidated penalties, an existing breach under the Registration Rights Agreements, and amend the terms of the Warrants, all as described in the Consent Solicitation Letter and below, occurring on or prior to the effective date of the Amendment (as defined below) and, if they validly Consent and do not revoke their Consent prior to the Expiration Time, to receive the benefits of the amended Warrants (as defined below). However, following the effectiveness of the Amendment, all Holders of Warrants will be entitled to receive the benefits of the Amended Warrant. Under the terms of each Registration Rights Agreement, Gran Tierra must obtain the Consent of the holders of a majority of the then outstanding Units under each such Registration Rights Agreement for the waiver and Consent to apply to all Holders party to such Registration Rights Agreement (the “Requisite Consent”).

Holders who desire to deliver Consents pursuant to the Consent Solicitation and receive the Amended Warrants are required to deliver their Consents to Brian Suzuki at Cooley Godward Kronish LLP to arrive on or prior to the Expiration Time.

The undersigned should complete, execute and deliver this Consent Letter to indicate the action the undersigned desires to take with respect to the Consent Solicitation.

List below the Units to which this Consent Letter relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent Letter.

Name(s) and Address(es) of Registered Holder(s) (Please fill in blank)	Date Purchased	Number of Units Held as to which Consents are Given (Complete only if less than entire aggregate number of Units held)

Ladies and Gentlemen,

Upon the terms and subject to the conditions set forth in the Consent Solicitation Letter, receipt of which is hereby acknowledged, and in accordance with this Consent Letter, the undersigned hereby consents to:

1.
A waiver of all liquidated damages, together with any interest and penalties related thereto, owed by Gran Tierra under Section 2(d) of the Registration Rights Agreements to the Holders as a result of its failure to have the Mandatory Registration Statement (as defined in the Registration Rights Agreements) declared effective by the Securities and Exchange Commission (“SEC”) by November 17, 2006;

2.
A waiver of the breach of Section 2(e) of the Registration Rights Agreement which existed as a result of the SEC declaring effective on February 14, 2007 a registration statement (which was not the Mandatory Registration Statement) previously filed by Gran Tierra for shares of common stock acquired by certain of Gran Tierra’s shareholders in a previous offering; and

3.	An amendment of the Warrants to provide that the exercise price shall be $1.05 per share and the expiry date of each Warrant will be extended one year from the original expiry date.

For purposes of this Consent Letter, the waivers identified in paragraphs 1 and 2 above shall be referred to herein as the “Waived Defaults” and the amendment referred to in paragraph 3 above shall be referred to herein as the “Amendment”, and the Warrants as so amended shall be referred to herein as the “Amended Warrants”.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Waived Defaults and to the Amendment (with respect to the Units indicated in the table above). If the Requisite Consent is obtained, the undersigned agrees and acknowledges that the Waived Defaults with respect to the Registration Rights Agreement will cease to exist and any default or events of default under the Registration Rights Agreements will be deemed to have been cured for all purposes thereunder.

If the undersigned is not the registered Holder of the Units listed in the box above labeled “Description of Units” under the column heading “Aggregate Number of Units Represented” or such Holder’s legal representative or attorney-in-fact, then to consent validly, the undersigned must obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver Consent in respect of such Units on behalf of the Holder thereof, and such proxy must be delivered with this Consent Letter.

The undersigned understand(s) that valid delivery of the Consent pursuant to any of the procedures described in the Consent Solicitation Request Letter and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Consent Solicitation Request Letter. For purposes of the Consent with respect to the Units, Consents received by Brian Suzuki at Cooley Godward Kronish LLP will be deemed to have been accepted at the Expiration Time if the Company has accepted the Consents in exchange for the Amendment by the Company on or promptly after the Effective Date.

The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to perfect the undersigned’s Consent to the Proposed Amendment and waiver of all Waived Defaults with respect thereto.

All authority conferred or agreed to be conferred by this Consent Letter shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

All questions as to the form of all documents and the validity (including time of receipt) and deliveries of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Consent Solicitation

1. Delivery of Consent Letter. This Consent Letter may only be executed by Holders if Consents are to be delivered. All properly completed and duly executed Consent Letters (or a copy thereof) and any other documents required by this Consent Letter must be received by Brian Suzuki at Cooley Godward Kronish LLP at the address or facsimile set forth herein on or prior to the Expiration Time.

The method of delivery of this Consent Letter and all other required documents is at the option and risk of the consenting Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach Brian Suzuki at Cooley Godward Kronish LLP on or before the Expiration Time.

No alternative, conditional or contingent Consents will be accepted. All consenting Holders, by execution of this Consent Letter (or a copy thereof), waive any right to receive any notice of the acceptance of their Consents for payment.

2. Partial Consents. If Holders wish to consent with respect to less than all of the Holders’ Units, such Holders must fill in the number of Units for which Consents are to be delivered in the box above labeled “Number of Units Held as to which Consents are Given.” The entire principal amount that is represented by Units listed will be deemed to have been consented to the Consent and Amendment with respect to all Units, unless otherwise indicated.

3. Signature on Consent Letter. If this Consent Letter is signed by the registered Holders of Units for which the Consents are delivered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any Units for which Consents are delivered hereby are registered in the name of two or more Holders, all such Holders must sign this Consent Letter. If any Units for which Consents are delivered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consent Letters as there are different registrations of certificates.

If this Consent Letter or any Units or instrument of transfer is signed by a proxy, trustee, executor, other administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

4. Waiver of Conditions. The conditions of the Consent Solicitation may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company’s sole discretion, in the case of any Consents delivered.

5. Request for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Consent Solicitation Letter or this Consent Letter may be directed to Martin Eden of Gran Tierra at its telephone number and location listed on the back cover.

PLEASE SIGN HERE
(To be completed by all Consenting Holders of Units)

By completing, executing and delivering this Consent Letter, the undersigned hereby consents by delivering this Consent, as noted in the box above with respect to the Units listed in the box above, to the waiver of the Waived Defaults and the Amendment.

The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

( ) (i) The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

( ) (ii) The undersigned is a bank, insurance company, investment company registered under the United States Investment Company Act of 1940, as amended (the “Companies Act”), a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended.

( ) (iii) The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

( ) (iv) The undersigned is a corporation, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.

( ) (v) The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth , either individually or upon a joint basis with such individual’s spouse, of at least $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Securities Act), or has had an individual income in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

This Consent Letter must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing Units, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by proxy, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory

Signature(s) of Holder(s) or Authorized Signatory

Dated ______________________________________________________________________________________________________

Name(s) ____________________________________________________________________________________________________
(Please Print)

Capacity ____________________________________________________________________________________________________

Address ____________________________________________________________________________________________________
(Including Zip)

Area Code and Telephone No. ___________________________________________________________________________________

Tax Identification or Social Security No. __________________________________________________________________________

Manually signed copies of the Consent Letter will be accepted. The Consent Letter and any other required documents should be sent or delivered by each Holder or such Holder’s broker, dealer, bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

Any questions or requests for assistance may be directed to Gran Tierra at the address and telephone number set forth below. Requests for additional copies of the Consent Solicitation Letter or this Consent Letter may be directed to Gran Tierra at the address and telephone number set forth below.

GRAN TIERRA ENERGY INC.
300, 611 10th Ave SW
Calgary, AB Canada T2R 0B2
1-403-265-3221 ext 230
Attn: Martin Eden